UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 28, 2014

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) & (c)

On October 28, 2014, the Board of Directors of Rogers Corporation (the “Company”) appointed John Krawczynski to the positions of Corporate Controller and Chief Accounting Officer of the Company, effective on November 3, 2014, whereupon Ronald J. Pelletier shall cease serving in such positions. Mr. Pelletier has accepted the position of Director of Finance of the Company’s High Performance Foams business unit.

Mr. Krawczynski, 43 years old, served as Vice President, Finance and Controller of The Yankee Candle Company from 2012 to 2014. From 2010 to 2012, he was Vice President and Corporate Controller of Oakleaf Global Holdings, Inc. Mr. Krawczynski held the positions of Vice President, Chief Accounting Officer and Corporate Controller for Gerber Scientific, Inc. from 2005 to 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

	By:	/s/ David Mathieson
David Mathieson
Vice President, Finance and
Chief Financial Officer

Date: November 3, 2014